Exhibit 19
                               Powers of Attorney

                                POWER OF ATTORNEY


         I, the undersigned officer of Phoenix Equity Series Fund, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Equity Series Fund, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         WITNESS my hand and seal on the date set forth below.







July 24, 1997                      /s/ Nancy G. Curtiss
                                   --------------------
                                   Nancy G. Curtiss, Treasurer
                                   Principal Financial and Accounting Officer

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of Phoenix Equity Series Fund, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Equity Series Fund, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         WITNESS my hand and seal on the date set forth below.







July 24, 1997                                        /s/ E. Virgil Conway
                                                     --------------------
                                                     E. Virgil Conway, Trustee

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of Phoenix Equity Series Fund, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Equity Series Fund, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         WITNESS my hand and seal on the date set forth below.







July 24, 1997                                     /s/ Harry Dalzell-Payne
                                                  -----------------------------
                                                  Harry Dalzell-Payne, Trustee

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of Phoenix Equity Series Fund, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Equity Series Fund, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         WITNESS my hand and seal on the date set forth below.







July 24, 1997                                        /s/ James M. Oates
                                                     ------------------
                                                     James M. Oates, Trustee

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of Phoenix Equity Series Fund, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Equity Series Fund, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         WITNESS my hand and seal on the date set forth below.







July 24, 1997                                        /s/ Everett L. Morris
                                                     ---------------------
                                                     Everett L. Morris, Trustee

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of Phoenix Equity Series Fund, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Equity Series Fund, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         WITNESS my hand and seal on the date set forth below.







July 24, 1997                                        /s/ Herbert Roth, Jr.
                                                     ---------------------
                                                     Herbert Roth, Jr., Trustee